Exhibit 99.1

Clayton Holdings Reports Results for Fourth Quarter of 2007

•                  Gross Margin from Continuing Operations of 48.4%

•                  Cashflow from Operations of $13.4 million

•                  Amendment to Debt Facility, including $25 million early repayment

SHELTON, CONN.   February 21, 2008—Clayton Holdings, Inc. (NASDAQ:CLAY), a leading provider of information-based analytics, consulting and outsourced services for capital markets firms, lending institutions, fixed income investors and loan servicers, today announced a loss from continuing operations of $91.7 million on revenues of $24.8 million for the fourth quarter ended December 31, 2007.  These results include a $92.8 million charge to reflect the impairment of goodwill and other intangible and fixed assets related to the transaction management business.

Clayton’s fourth quarter 2007 results include:

Key Financial Highlights (amounts in millions, except per share data):

Quarter Ended December 31,	2007	2006	Percent Increase (Decrease)

Revenue	$24.8	$59.7	(58.5)%
Gross Profit	12.0	24.3	(50.7)%
(Loss) Income from Continuing Operations	(91.7)	4.0	n/a
Net (Loss) Income	(91.8)	3.5	n/a

(Loss) Income Per Share - Diluted
Continuing Operations	$(4.37)	$0.19	n/a
Discontinued Operations	(0.01)	(0.02)	50.0%
Total	$(4.38)	$0.17	n/a

Adjusted Net (Loss) Income - Continuing Operations (non-GAAP)*	$(0.7)	$5.7	n/a
Adjusted (Loss) Income Per Share - Continuing Operations (non-GAAP)*	$(0.03)	$0.26	n/a

Diluted Shares Outstanding	21.0	21.4	(2.2)%

Gross Profit Margin - Continuing Operations	48.4%	40.8%	18.6%

Year Ended December 31,	2007	2006	Percent Increase (Decrease)

Revenue	$152.6	$232.7	(34.4)%
Gross Profit	63.1	84.0	(24.8)%
(Loss) Income from Continuing Operations	(92.2)	10.2	n/a
Net (Loss) Income	(97.2)	7.9	n/a

(Loss) Income Per Share - Diluted
Continuing Operations	$(4.41)	$0.53	n/a
Discontinued Operations	(0.24)	(0.12)	(100.0)%
Total	$(4.65)	$0.41	n/a

Adjusted Net Income - Continuing Operations (non-GAAP)*	$3.5	$16.9	n/a
Adjusted Income Per Share - Continuing Operations (non-GAAP)*	$0.16	$0.88	n/a

Diluted Shares Outstanding	21.4	19.3	10.8%

Gross Profit Margin - Continuing Operations	41.4%	36.1%	14.7%

*Adjusted net income from continuing operations excludes the following items, net of tax: acquisition-related amortization, loss on extinguishment of debt, loss on impairment and the results of discontinued operations.  For a reconciliation of net (loss) income from continuing operations to adjusted net (loss) income from continuing operations, please refer to the tables on the following pages.

“The new issuance market for nonconforming securities remained virtually shut down in the fourth quarter and our volumes were negatively impacted.  However, our strong cash generation enabled us to repay $25 million of debt and renegotiate our bank credit facility, giving us greater flexibility to weather this market,” said Frank Filipps, Chairman and Chief Executive Officer of Clayton.  “As we announced in December, the prolonged decline in this market resulted in an impairment in the value of goodwill and intangibles related to our transaction management business, and thus we incurred a $92.8 million non-cash impairment charge during the quarter.”

Other Fourth Quarter Highlights:

-              As of December 31, 2007, Clayton Surveillance was monitoring approximately $454 billion in assets primarily for investment banks and for institutional investors in mortgage-backed securities.  Revenues from our Surveillance business were $10.4 million in the quarter, up modestly from the previous quarter.

-              Gross margin from continuing operations was 48.4% for the three months ended December 31, 2007, as compared to 40.8% in the fourth quarter of 2006. This was the result of a shift in the business mix to higher margin product offerings and the implementation of expense reductions.  Operating expenses in the quarter included $0.8 million of costs related to employee severance.

-              Cash generated from operations was $13.4 million in the fourth quarter of 2007 and Clayton had $40.2 million of cash as of December 31, 2007.  On February 21, 2008 Clayton executed an amendment to its debt facility including, but not limited to, the following terms:

•                  $25 million of debt was prepaid

•                  Revolving debt facility was reduced from $50 million to $10 million

•                  Existing financial covenants are waived until March 31, 2009

•                  $5 million debt payment due March 31, 2009

•                  Clayton must maintain minimum $6 million of liquidity, including unused revolver commitment

•                  Interest rate increases by 125 basis points

-              Clayton recorded an impairment charge of $92.8 million for intangible and fixed assets related to its transaction management business units.  Due to the uncertainty of the market, these assets were deemed to be fully impaired.

Management will hold a conference call today at 10:00 a.m. EST.  A live webcast of the conference call will be available online at http://www.clayton.com.  Web participants are encouraged to go to Clayton’s website at least 15 minutes prior to the start of the call to register, download and install any necessary audio software.  Listening to the webcast requires speakers and RealPlayer™ software, downloadable without charge at http://www.real.com.  Those without Web access can access the call by phone and should plan to dial in approximately 10 minutes prior to the call.  The dial-in numbers are (866) 362-4829 for domestic callers and (617) 597-5346 for international callers.  The participant passcode for both is 82080777.

A recording of the conference call will remain available for 90 days, on Clayton’s website and via telephonic replay.  The replay dial-in number is (888) 286-8010 for domestic callers and (617) 801-6888 for international callers.  The participant passcode for both is 12306609.

About Clayton Holdings, Inc.

Clayton Holdings, Inc., headquartered in Shelton, Connecticut, is an information and analytics company serving leading capital markets firms, lending institutions, fixed income investors and loan servicers with a full suite of information-based analytics, specialty consulting and outsourced services.  Clayton’s services include due diligence analytics, conduit support services, professional staffing, compliance products and services, credit risk management and surveillance and specialized loan servicing services.  Additional information is available at www.clayton.com.

Safe Harbor Statement

Certain items in this press release may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Clayton can give no assurance that expectations will be attained.  Factors that could cause actual results to differ materially from Clayton’s expectations include, but are not limited to, adverse changes in the mortgage-backed securities market, the mortgage lending industry or the housing market; the level of competition for Clayton’s services; the loss of one or more of Clayton’s largest clients; Clayton’s ability to maintain its professional reputation; management’s ability to execute Clayton’s business strategy; Clayton’s ability to recruit and retain additional qualified independent loan review specialists; and other risks detailed in Clayton’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2007 and other reports filed with the Securities and Exchange Commission.  Such forward-looking statements speak only as of the date of this press release.  Clayton expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Clayton’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

Reconciliation of Non-GAAP Measures

This earnings release contains non-GAAP financial measures.  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  In this regard, GAAP refers to generally accepted accounting principles in the United States.  Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of the adjusted (non-GAAP) financial measures to the most directly comparable GAAP financial measures.

Adjusted net (loss) income from continuing operations and adjusted (loss) earnings per share from continuing operations are discussed in this press release because management uses this information in evaluating the results of the continuing operations of the business and believes that this information provides the users of the financial statements a valuable insight into the operating results.  Additionally, management believes that it is in the best interest of its investors to provide financial information that will facilitate comparison of both historical and future results and allows greater transparency to supplemental information used by management in its financial and operational decision making.  Management encourages investors to review the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures that are provided within the financial information attached to this release.

Clayton is providing its current quarter GAAP results as well as financial results that have been adjusted for the impact of acquisition-related amortization, loss on impairment, loss from extinguishment of debt and discontinued operations.  The Company believes that these non-GAAP measures supplement its consolidated GAAP financial statements as they provide a consistent basis for comparison between reporting periods that are not influenced by certain non-cash or non-recurring items and are, therefore, useful to investors in helping them to better understand the Company’s operating results.

CONTACT:

Rick Herbst

Chief Financial Officer

(203) 926-5600

CLAYTON HOLDINGS, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

	December 31,	December 31,
	2007	2006
	(unaudited)

ASSETS

Current assets:
Cash	$40,199	$22,882
Restricted cash	—	11,739
Accounts receivable, net	12,018	37,452
Unbilled receivables	4,457	14,950
Prepaid and other current assets	2,417	3,252
Prepaid income taxes	6,788	1,791
Deferred tax assets	642	572
Assets of discontinued operations	—	5,015
Total current assets	66,521	97,653

Property and equipment, net	12,926	19,621
Goodwill	34,595	69,843
Intangible assets, net	13,235	74,294
Other assets, net	2,924	1,502
Total assets	$130,201	$262,913

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Long term debt and capital lease obligations, current portion	$678	$929
Accounts payable and accrued expenses	13,570	22,832
Servicer escrow liability	—	11,739
Liabilites of discontinued operations	—	19
Total current liabilities	14,248	35,519

Long term debt and capital lease obligations, net of current portion	48,645	64,423
Deferred tax liabilities	661	4,089
Deferred revenue	223	204
Deferred rent	1,506	949
Other long-term liabilities	2,551	—
Total liabilities	67,834	105,184

Commitments and contingencies
Stockholders’ equity:
Common stock	221	207
Additional paid-in capital	144,948	141,256
Retained (deficit) earnings	(82,773)	16,266
Accumulated other comprehensive loss	(29)	—
Total stockholders’ equity	62,367	157,729
Total liabilities and stockholders’ equity	$130,201	$262,913

CLAYTON HOLDINGS, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006

Revenue	$24,773	$59,692	$152,597	$232,706

Cost of services:
Compensation expense	11,358	27,282	72,539	112,953
Travel and related expenses	767	5,927	11,156	26,108
Other direct costs	657	2,153	5,790	9,677
Total cost of services	12,782	35,362	89,485	148,738

Gross profit	11,991	24,330	63,112	83,968

Operating expenses:
Salaries and benefits	4,301	5,728	21,060	21,266
Other selling, general and administrative expenses	6,087	4,699	23,282	18,517
Depreciation and amortization	2,436	2,123	9,286	7,558
Amortization of intangibles	1,663	2,542	9,305	10,168
Loss on impairment	92,843	279	92,843	279
Total operating expenses	107,330	15,371	155,776	57,788

(Loss) income from operations	(95,339)	8,959	(92,664)	26,180

Interest expense, net	637	1,515	3,735	7,986
Loss from extinguishment of debt	—	140	134	886
Other income	23	—	28	—

(Loss) income from continuing operations before income taxes	(95,953)	7,304	(96,505)	17,308
Income tax (benefit) expense	(4,287)	3,265	(4,316)	7,143

(Loss) income from continuing operations	(91,666)	4,039	(92,189)	10,165

Loss from discontinued operations, net of tax of $0, $0.5, $0.8 and $1.5, respectively	(25)	(497)	(1,568)	(2,289)
Loss on disposal, net of tax of $0 and $1.8, respectively	(78)	—	(3,482)	—

Net (loss) income	$(91,769)	$3,542	$(97,239)	$7,876

Basic (loss) income per share:
Continuing operations	$(4.37)	$0.19	$(4.41)	$0.55
Discontinued operations	(0.01)	(0.02)	(0.24)	(0.12)

Total	$(4.38)	$0.17	$(4.65)	$0.43

Diluted (loss) income per share:
Continuing operations	$(4.37)	$0.19	$(4.41)	$0.53
Discontinued operations	(0.01)	(0.02)	(0.24)	(0.12)

Total	$(4.38)	$0.17	$(4.65)	$0.41

Weighted average number of shares of common stock outstanding:
Basic	20,974	20,635	20,914	18,497
Diluted	20,974	21,442	20,914	19,282

Reconciliation of non-GAAP measures:

Net (loss) income from continuing operations as reported	$(91,666)	$4,039	$(92,189)	$10,165
Add amortization of intangibles (1)	1,587	2,542	9,081	10,168
Add loss on extinguishment of debt (2)	—	140	134	886
Add loss on impairment (3)	92,843	279	92,843	279
Less income tax impact of these adjustments (4)	(3,455)	(1,338)	(6,354)	(4,583)
Adjusted net (loss) income - continuing operations	$(691)	$5,662	$3,515	$16,915

Adjusted (loss) income per share - continuing operations:
Basic	$(0.03)	$0.27	$0.17	$0.91
Diluted	$(0.03)	$0.26	$0.16	$0.88

Weighted average number of shares of common stock outstanding:
Basic	20,974	20,635	20,914	18,497
Diluted	20,974	21,442	21,364	19,282

(1) amount represents amortization expense associated with intangible assets as a result of assets acquired in certain business acquisitions, including amounts primarily related to acquired customer relationships, technology, noncompetition agreements and client backlog.

(2) amount represents write-off of deferred financing costs associated with the portion of the term loan that was repaid earlier than scheduled.

(3) amount represents the charge associated with the impairment of goodwill, other intangibles and property and equipment.

(4) amount represents the income tax impact of the amortization expense adjustments referred to in (1) above, the loss on extinguishment of debt referred to in (2) above, and the loss on impairment referred to in (3) above.

Supplementary Data

Domestic Loan Volumes (unaudited)

	Three Months Ended December 31,
			Increase / (Decrease)
	2007	2006	Amount	%
Due Diligence:
Traditional file reviews:
Field	7,000	116,000	(109,000)	(94.0)%
CU	24,000	86,000	(62,000)	(72.1)%
Other file reviews	9,000	18,000	(9,000)	(50.0)%
	40,000	220,000	(180,000)	(81.8)%
Conduit	—	24,000	(24,000)	(100.0)%
Total	40,000	244,000	(204,000)	(83.6)%

	Twelve Months Ended December 31,
			Increase / (Decrease)
	2007	2006	Amount	%
Due Diligence:
Traditional file reviews:
Field	173,000	528,000	(355,000)	(67.2)%
CU	217,000	263,000	(46,000)	(17.5)%
Other file reviews	31,000	71,000	(40,000)	(56.3)%
	421,000	862,000	(441,000)	(51.2)%
Conduit	27,000	83,000	(56,000)	(67.5)%
Total	448,000	945,000	(497,000)	(52.6)%

Revenue by Product (unaudited)

	Three Months Ended December 31,
	2007		2006		Increase / (Decrease)
		% of		% of
(in thousands)	Amount	Revenues	Amount	Revenues	Amount	%

Transaction Management:
Field Due Diligence	$1,876	7.5%	$19,015	31.8%	$(17,139)	(90.1)%
Central Underwriting	2,944	11.9%	12,538	21.0%	(9,594)	(76.5)%
Ancillary Services	143	0.6%	1,715	2.9%	(1,572)	(91.7)%

Sub-total Due Diligence	4,963	20.0%	33,268	55.7%	(28,305)	(85.1)%

Conduit Support Services	960	3.9%	6,557	11.0%	(5,597)	(85.4)%
Professional Staffing Services	1,662	6.7%	4,243	7.1%	(2,581)	(60.8)%
Clayton Euro Risk	2,058	8.3%	—	0.0%	2,058	n/a
Other	1,551	6.3%	1,622	2.7%	(71)	(4.4)%

Sub-total Transaction Management	11,194	45.2%	45,690	76.5%	(34,496)	(75.5)%

Surveillance Services	10,437	42.1%	10,311	17.3%	126	1.2%

Special Servicing	3,142	12.7%	3,691	6.2%	(549)	(14.9)%

Total Clayton	$24,773	100.0%	$59,692	100.0%	$(34,919)	(58.5)%

	Twelve Months Ended December 31,
	2007		2006		Increase / (Decrease)
		% of		% of
(in thousands)	Amount	Revenues	Amount	Revenues	Amount	%

Transaction Management:
Field Due Diligence	$34,739	22.8%	$87,578	37.6%	$(52,839)	(60.3)%
Central Underwriting	26,892	17.6%	38,269	16.4%	(11,377)	(29.7)%
Ancillary Services	2,922	1.9%	7,343	3.2%	(4,421)	(60.2)%

Sub-total Due Diligence	64,553	42.3%	133,190	57.2%	(68,637)	(51.5)%

Conduit Support Services	10,212	6.7%	26,878	11.5%	(16,666)	(62.0)%
Professional Staffing Services	9,690	6.3%	16,244	7.0%	(6,554)	(40.3)%
Clayton Euro Risk	5,491	3.6%	—	0.0%	5,491	n/a
Other	7,186	4.7%	8,339	3.6%	(1,153)	(13.8)%

Sub-total Transaction Management	97,132	63.6%	184,651	79.3%	(87,519)	(47.4)%

Surveillance Services	45,132	29.6%	34,992	15.1%	10,140	29.0%

Special Servicing	10,333	6.8%	13,063	5.6%	(2,730)	(20.9)%

Total Clayton	$152,597	100.0%	$232,706	100.0%	$(80,109)	(34.4)%